   SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

              CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The fund's ability to achieve its goal depends upon the ability of the issuers of municipal securities to repay their debt. The risk of a downturn in the U.S. economy, particularly in New York City and New York state, has been heightened by the terrorist attack on September 11, 2001. It is likely that issuers of municipal securities, particularly New York City and New York state, will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all municipal securities and hurt the fund's performance. Furthermore, if the fund has difficulty finding attractive municipal securities to purchase, the amount of the fund's income that is subject to federal income taxes could increase.

Dated: November 29, 2001                                          CSWPF-16-1101